UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2010

American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, California	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On August 17, 2010, American Apparel, Inc. (the “Company”) received a letter from NYSE Amex LLC (the “Exchange”) stating that the Company’s timely filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 (the “Form 10-Q”) is a condition for the Company’s continued listing on the Exchange, as required by Sections 134 and 1101 of the Exchange’s Company Guide, and that the Company’s failure to timely file the Form 10-Q is a material violation of the Company’s listing agreement with the Exchange.  As previously disclosed, the Company had submitted a plan of compliance on June 1, 2010 to the Exchange.  The Company has also provided supplemental information to the Exchange to update it on how the Company intends to regain compliance with Sections 134 and 1101 of the Company Guide by no later than November 15, 2010.  If the updated plan is not accepted, the Company may be subject to delisting proceedings.

As disclosed in the press release furnished herewith as Exhibit 99.1, the Company was not able to complete the preparation of the financial statements and certain related information required to be included in the Form 10-Q, and therefore was not able to timely file the Form 10-Q, due to the change in the Company’s independent registered public accounting firm as disclosed in the Company’s Form 8-K filed on July 28, 2010.   The Company’s newly appointed auditors need sufficient time to complete their review procedures for the quarter ended June 30, 2010.  The Company is also working to provide its prior auditors with the additional information requested by them as further described in the Company's Form 8-K filed on July 28, 2010.  Until the company is able to complete the preparation and review of the financial statements, and related disclosures, and the newly appointed auditors are able to complete their review procedures for the quarter ended June 30, 2010, the Company is not in a position to file the Form 10-Q.  The Company intends to file the Form 10-Q as soon as practicable, currently expected by no later than November 15, 2010, however, no assurances can be given as to when the Form 10-Q will ultimately be filed.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated August 23, 2010, of American Apparel, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: August 23, 2010	By:	/s/ Adrian Kowalewski
Name: Adrian Kowalewski
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated August 23, 2010, of American Apparel, Inc.